Exhibit 10.1

SECOND AMENDMENT

TO

FIFTH AMENDED AND RESTATED

SENIOR REVOLVING CREDIT AGREEMENT

among

PETROHAWK ENERGY CORPORATION,

as the Borrower,

BNP PARIBAS,

as Administrative Agent,

and

THE LENDERS PARTY HERETO

Dated as of December 22, 2010

SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “Second Amendment”) executed as of December 22, 2010 is among PETROHAWK ENERGY CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Guarantors signatory hereto (the “Guarantors”); each of the Lenders from time to time party hereto; and BNP PARIBAS (in its individual capacity, “BNP Paribas”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A.    The Borrower, the Administrative Agent, the other Agents and Lenders named and defined therein as lenders and agents, are parties to that certain Fifth Amended and Restated Senior Revolving Credit Agreement dated as of August 2, 2010, pursuant to which such lenders and agents provided certain loans and extensions of credit to the Borrower (as amended, the “Credit Agreement”).

B.    The Borrower has requested, and the Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms.    Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to sections in the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Certain Defined Terms.    The following defined terms in Section 1.02 are hereby amended and restated, or added, in their entirety as follows:

“‘Agreement’ means this Fifth Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement dated as of November 8, 2010 and by the Second Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement dated as of December 22, 2010, and as the same may from time to time be further amended, modified, supplemented or restated.”

2.2    Amendment to Section 8.19(b).    Section 8.19(b) is hereby amended and restated in its entirety as follows:

“(b)    Midstream Assets and Midstream Services Contracts.    The Borrower shall cause Hawk Field Services and each of its Restricted Subsidiaries

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to perform and observe in all material respects all the terms and provisions of each Midstream Services contract of Hawk Field Services and its Restricted Subsidiaries to be performed or observed by them, maintain each such Midstream Services contract in full force and effect, and enforce each such Midstream Services contract in accordance with its terms. Notwithstanding the foregoing, Hawk Field Services and each of its Restricted Subsidiaries may modify or terminate any Midstream Services contract for the provision of gathering, transporting, terminalling, storing, processing, dehydrating hydrocarbons and other similar activities for Midstream Assets which have been sold as permitted by Section 9.13.”

2.3    Amendment to Section 9.12.    Section 9.12 is hereby amended and restated in its entirety as follows:

“Section 9.12    Merger, Etc.    The Borrower will not, and will not permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property (except as permitted by Section 9.13) to any other Person (whether now owned or hereafter acquired) (any such transaction, a “consolidation”), or liquidate or dissolve; provided that the Borrower or any Restricted Subsidiary may participate in a consolidation with any other Person; provided that:

(a)	any Restricted Subsidiary (including a Foreign Subsidiary) may participate in a consolidation with the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or any other Restricted Subsidiary that is a Domestic Subsidiary (provided that if one of such parties to the consolidation is a Foreign Subsidiary, such Domestic Subsidiary shall be the continuing or surviving Person) and if one of such Restricted Subsidiaries is a Wholly-Owned Subsidiary, then the surviving Person shall be a Wholly-Owned Subsidiary; and

(b)	any Foreign Subsidiary of the Borrower may participate in a consolidation with any one or more Foreign Subsidiaries; provided that if one of such Foreign Subsidiaries is a Wholly-Owned Subsidiary, the survivor shall be a Wholly-Owned Subsidiary.”

2.4    Amendment to Section 9.20.    Section 9.20 is hereby amended and restated in its entirety as follows:

“Section 9.20    Midstream Services Contracts.    The Borrower will not permit Hawk Field Services or any of its Subsidiaries to (a) enter into any material contracts for Midstream Services except on an arm’s length basis or (b) cancel or terminate any material contract for Midstream Services or consent to or accept any cancellation or termination thereof, materially amend or otherwise materially

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modify any material Midstream Services contract, waive any material default under or material breach of any material Midstream Services contract, agree in any manner to any other material amendment, modification or change of any material term or condition of any Midstream Services contract or take any other material action in connection with any Midstream Services contract that would materially impair the value of the interest or rights of Hawk Field Services or any of its Restricted Subsidiaries, as applicable, thereunder or that would materially impair the interest, rights remedies or benefits available to the Administrative Agent or any Lender. Notwithstanding the foregoing, Hawk Field Services and each of its Restricted Subsidiaries may modify or terminate any Midstream Services contract for the provision of gathering, transporting, terminalling, storing, processing, dehydrating hydrocarbons and other similar activities for Midstream Assets which have been sold as permitted by Section 9.13.”

Section 3.    Conditions Precedent.    The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (the date on which such documents are received and conditions satisfied or waived pursuant to the Credit Agreement, the “Second Amendment Effective Date”):

3.1    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

3.2    The Administrative Agent shall have received from the Borrower, each Lender, and each of the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

3.3    The Administrative Agent shall have received from the Borrower counterparts (in such number as may be requested by the Administrative Agent) of the First Amendment to the Collateral Assignment of Midstream Services Contracts.

3.4    No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.

3.5    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Representations and Warranties; Etc.    The Borrower and each Guarantor hereby affirms: (a) that as of the date of execution and delivery of this Second Amendment, and

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after giving effect to the transactions contemplated hereby, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Second Amendment, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5.    Miscellaneous.

5.1    Confirmation.    The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

5.2    Ratification and Affirmation of Borrower and Guarantors.    The Borrower and Guarantors hereby expressly (a) acknowledge the terms of this Second Amendment, (b) ratify and affirm their obligations under the Loan Documents to which they are a party, (c) acknowledge, renew and extend their continued liabilities under the Guarantee Agreement and the other Security Instruments to which they are a party and agree that their guarantee under the Guarantee Agreement and the other Security Instruments to which they are a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3    Counterparts.    This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4    No Oral Agreement.    THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5    Governing Law.    THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ Mark J. Mize
Name: Mark J. Mize Title: Executive Vice President — Chief Financial Officer and Treasurer

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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GUARANTORS:	PETROHAWK OPERATING COMPANY

P-H ENERGY, LLC

HAWK FIELD SERVICES, LLC

PETROHAWK PROPERTIES, LP
By:	P-H Energy, L.L.C.
Its General Partner

WINWELL RESOURCES, L.L.C.

WSF, INC.

KSC RESOURCES, LLC

KCS ENERGY SERVICES, INC.

MEDALLION CALIFORNIA PROPERTIES COMPANY

PROLIQ, INC.

ONE TEC, LLC

ONE TEC OPERATING, LLC

BISON RANCH, LLC

HK TRANSPORTATION, LLC

PETROHAWK HOLDINGS, LLC

By:	/s/ Mark J. Mize
Name: Mark J. Mize
Title: Executive Vice President — Chief Financial Officer and Treasurer

BIG HAWK SERVICES, LLC

By:	/s/ Mark J. Mize
Name: Mark J. Mize
Title: Treasurer

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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HK ENERGY MARKETING, LLC

By:	/s/ Mark J. Mize
Name: Mark J. Mize
Title: Chief Financial Officer and Treasurer

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and Lender

	By:	/s/ Juan Carlos Sandoval
Name: Juan Carlos Sandoval
Title: Vice President

	By:	/s/ Courtney Kubesch
Name: Courtney Kubesch
Title: Vice President

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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CO-SYNDICATION AGENT:	BANK OF MONTREAL, as Co-Syndication Agent and Lender

	By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Director

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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CO-SYNDICATION AGENT:	BANK OF AMERICA, N.A., as Co-Syndication Agent and Lender

	By:	/s/ Jeffrey H. Rathkamp
Name: Jeffrey H. Rathkamp
Title: Managing Director

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A., as
Co-Documentation Agent and Lender

	By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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CO-DOCUMENTATION AGENT:	WELLS FARGO BANK, N.A., as
Co-Documentation Agent and Lender

	By:	/s/ Doug McDowell
Name: Doug McDowell
Title: Director

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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LENDERS:	BARCLAYS BANK PLC

	By:	/s/ Allen Huang
Name: Allen Huang
Title: Assistant Vice President

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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MORGAN STANLEY BANK, N.A.

By:	/s/ Scott Taylor
Name: Scott Taylor
Title: Authorized Signatory

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Scott Taylor
Name: Scott Taylor
Title: Vice President

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Scottye Lindsey
Name: Scottye Lindsey
Title: Director

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mark Roche
Name: Mark Roche
Title: Managing Director

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Director

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ An Bruger
Name: An Bruger
Title: Vice President

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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UBS AG, STAMFORD BRANCH

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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CAPITAL ONE, N.A.

By:	/s/ Wesley Fontana
Name: Wesley Fontana
Title: Vice President

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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ING CAPITAL LLC

By:	/s/ Charles E. Hall
Name: Charles E. Hall
Title: Managing Director

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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MIZUHO CORPORATE BANK, LTD.

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Charles W. Patterson
Name: Charles W. Patterson
Title: Senior Vice President

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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CITIBANK, N.A.

By:	/s/ John Miller
Name: John Miller
Title: Attorney-in-Fact

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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SUNTRUST BANK

By:	/s/ Gregory C. Magnuson
Name: Gregory C. Magnuson
Title: Vice President

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ William M. Ginn
Name: William M. Ginn
Title: General Manager

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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THE BANK OF NOVA SCOTIA

By:	/s/ Gregory E. George
Name: Gregory E. George
Title: Managing Director

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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GOLDMAN SACHS BANK USA

By:	/s/ Lauren Day
Name: Lauren Day
Title: Authorized Signatory

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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NATIXIS

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Managing Director

By:	/s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Director

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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BANK OF TEXAS, N.A.

By:	/s/ Mary Salazar
Name: Mary Salazar
Title: SUP

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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ALLIED IRISH BANK p.l.c.

By:	/s/ Edward Fenk
Name: Edward Fenk
Title: Vice President

By:	/s/ James Giordano
Name: James Giordano
Title: Assistant Vice President

Second Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

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